FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
FINANCIAL RISK MANAGEMENT
FINANCIAL RISK MANAGEMENT
Financial risk factors, objectives and policies
The Group’s activities expose it to several financial risks including market risk, credit risk and liquidity risk. Financial risk activities are governed by appropriate policies and procedures to minimise the uncertainties these risks create on the Group’s future cash flows. Such policies are developed and approved by the Group’s Treasury and Commodities Risk Committee, through the authority provided to it by the Board.
Market risk
Market risk represents the risk that the fair value of future cash flows of a financial instrument will fluctuate due to changes in market prices and includes interest rate risk, currency risk and other price risk such as commodity price risk. Market risk affects outstanding borrowings, as well as derivative financial instruments.
Interest rates
The Group is subject to interest rate risk for its outstanding borrowings. To manage interest rate risk, the Group maintains a significant proportion of its borrowings at fixed rates. Approximately 77% of the Group’s interest-bearing borrowings was comprised of fixed-rate borrowings at 31 December 2017 and 31 December 2016. The Group has not entered into any interest rate swap agreements or other such instruments to hedge its interest rate risk during the periods presented.
If interest rates on the Group’s floating-rate debt were adjusted by 1% for the years ended 31 December 2017, 31 December 2016 and 31 December 2015, the Group’s finance costs and pre-tax equity would change on an annual basis by approximately €12 million, €15 million and €2 million, respectively. This amount is determined by calculating the effect of a hypothetical interest rate change on the Group’s floating-rate debt. This estimate does not include the effects of other actions to mitigate this risk or changes in the Group’s financial structure.
Currency exchange rates
The Group’s exposure to the risk of changes in currency exchange rates relates primarily to its operating activities denominated in currencies other than the functional currency, euro. To manage currency exchange risk arising from future commercial transactions and recognised monetary assets and liabilities, foreign currency forward and option contracts with external third parties are utilised. Typically, up to 80% of anticipated cash flow exposures in each major foreign currency for the next calendar year are hedged using a combination of forward and option contracts with third parties. Prior to the Merger, CCE utilised forward and option contracts to hedge the currency exchange risk related to its net investments in foreign subsidiaries. All net investment hedges were settled prior to the Merger. CCEP continues to monitor its exposure to currency exchange rates and execute cash flow and net investment hedges in line with its hedge strategy, as needed, due to volatilities in anticipated cash flow exposures and the functional currencies of certain of its subsidiaries.
The following table demonstrates the sensitivity of the Group’s profit before income taxes and pre-tax equity as a result of changes in the value of outstanding debt instruments due to reasonable movements in the US dollar against the euro, with all other variables held constant. Movements in foreign currencies related to the Group’s other financial instruments do not have a material impact on profit before income taxes or pre-tax equity.

	Change in currency rate	€ Strengthens Against US$	€ Weakens Against US$
Effect on profit before tax and pre-tax equity	%	€ million	€ million
Year ended 31 December 2017	10	81	(89)
Year ended 31 December 2016	10	92	(101)
Year ended 31 December 2015	10	127	(139)

Commodity price risk
The competitive marketplace in which the Group operates may limit its ability to recover increased costs through higher prices. As such, the Group is subject to market risk with respect to commodity price fluctuations, principally related to its purchases of aluminium, PET (plastic), steel, sugar and vehicle fuel. When possible, exposure to this risk is managed primarily through the use of supplier pricing agreements, which enable the Group to establish the purchase price for certain commodities. Certain suppliers restrict the Group’s ability to hedge prices through supplier agreements. As a result, at times, non-designated commodity hedging programmes are entered into. Typically, up to 80% of the anticipated commodity transaction exposures for the next calendar year are hedged using a combination of forward and option contracts executed with third parties. The Group estimates that a 10% change in the market price of these commodities over the current market prices would affect operating profit during the next 12 months by approximately €37 million. This does not take into account the effects of derivative instruments used to manage exposure to this risk or pricing agreements in place.
Credit risk
The Group is exposed to counterparty credit risk on all of its derivative financial instruments. Strict counterparty credit guidelines are maintained and only financial institutions that are investment grade or better are acceptable counterparties. Counterparty credit risk is continuously monitored and numerous counterparties are utilised to minimise exposure to potential defaults. Collateral is not required under these agreements. The maximum credit risk exposure for each derivative financial instrument is the carrying amount of the derivative.
Credit is extended in the form of payment terms for trade to customers of the Group, consisting of retailers, wholesalers and other customers, generally without requiring collateral, based on an evaluation of the customer’s financial condition. While the Group has a concentration of credit risk in the retail sector, this risk is mitigated due to the diverse nature of the customers the Group serves, including, but not limited to, their type, geographic location, size and beverage channel. Collections of receivables are dependent on each individual customer’s financial condition and sales adjustments granted. Trade accounts receivable are carried at net realisable value. Typically, accounts receivable have terms of 30 to 60 days and do not bear interest. Exposure to losses on receivables is monitored, and allowances for potential losses or adjustments are maintained. Allowances are determined by: (1) evaluating the aging of receivables; (2) analysing the history of adjustments; and (3) reviewing high-risk customers. Past due receivable balances are written off when the Group’s efforts have been unsuccessful in collecting the amount due. Credit insurance on a portion of the accounts receivable balance is also carried.
Liquidity risk
Liquidity risk is actively managed to ensure that the Group has sufficient funds to satisfy its commitments. The Group’s sources of capital include, but are not limited to, cash flows from operations, public and private issuances of debt and equity securities and bank borrowings. The Group believes its operating cash flow, cash on hand and available short-term and long-term capital resources are sufficient to fund its working capital requirements, scheduled borrowing payments, interest payments, capital expenditures, benefit plan contributions, income tax obligations and dividends to its shareholders. Counterparties and instruments used to hold cash and cash equivalents are continuously assessed, with a focus on preservation of capital and liquidity. Based on information currently available, the Group does not believe it is at significant risk of default by its counterparties.
The Group has amounts available for borrowing under a €1.5 billion multi-currency credit facility with a syndicate of ten banks. This credit facility matures in 2021 and is for general corporate purposes, including serving as a backstop to its commercial paper programme and supporting the Group’s working capital needs. Based on information currently available, the Group has no indication that the financial institutions participating in this facility would be unable to fulfil their commitments as at the date of the filing of this report. The current credit facility contains no financial covenants that would impact the Group’s liquidity or access to capital. As at 31 December 2017, the Group had no amounts drawn under this credit facility. CCE previously held a multi-currency credit facility for US$1.0 billion with a syndicate of eight banks, which was terminated prior to the Merger. CCE did not have any amounts drawn on this facility for any period presented in the consolidated statement of financial position.
The table below analyses the Group’s non-derivative financial liabilities and net settled derivative financial liabilities into relevant maturity groupings based on the remaining period at the Statement of Financial Position date to the contractual maturity date. Derivative financial liabilities are included in the analysis if their contractual maturities are essential for an understanding of the timing of the cash flows. The amounts disclosed in the table are the contractual undiscounted cash flows:

	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Financial liabilities	€ million	€ million	€ million	€ million	€ million
31 December 2017
Trade accounts payable	2,282	2,282	—	—	—
Amounts payable to related parties	178	178	—	—	—
Borrowings	5,792	274	1,320	1,722	2,476
Derivatives	94	1	93	—	—
Total financial liabilities	8,346	2,735	1,413	1,722	2,476

31 December 2016
Trade accounts payable	2,418	2,418	—	—	—
Amounts payable to related parties	162	162	—	—	—
Borrowings	6,370	850	750	1,620	3,150
Derivatives	9	8	1	—	—
Total financial liabilities	8,959	3,438	751	1,620	3,150

Capital management
The primary objective of the Group’s capital management is to ensure strong credit rating and appropriate capital ratios are maintained in order to support the Group’s business and maximise shareholder value. The Group’s credit ratings are periodically reviewed by rating agencies. Currently, the Group’s long-term ratings from Moody’s and Standard & Poor’s (S&P), are A3 and BBB+, respectively. The ratings outlook from Moody’s and S&P are stable. Changes in the operating results, cash flows or financial position could impact the ratings assigned by the various rating agencies. The credit rating can be materially influenced by a number of factors including, but not limited to, acquisitions, investment decisions, capital management activities of TCCC and/or changes in the credit rating of TCCC. Should the credit ratings be adjusted downward, the Group may incur higher costs to borrow, which could have a material impact on the financial condition and results of operations.
The capital structure is managed and, as appropriate, adjustments are made in light of changes in economic conditions and the Group’s financial policy. The Group monitors its operating performance in the context of targeted financial leverage by comparing the ratio of net debt with Adjusted EBITDA. Net debt is calculated as being the net of cash and cash equivalents and currency adjusted borrowings. Adjusted EBITDA is calculated as EBITDA and adjusting for items impacting comparability.
Refer to Note 10 for the presentation of fair values for each class of financial assets and financial liabilities, and Note 11, for an outline of how the Group utilises derivative financial instruments to mitigate its exposure to certain items impacting comparability.
Refer to the strategic report included within this Annual Report for disclosure of strategic, commercial and operational risk relevant to the Group.